UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Mergers (as defined below) pursuant to the Arrangement Agreement and Plan of Merger, dated as of April 26, 2026, by and among The Real Brokerage Inc. (“Real”), Real REMAX Group Inc. (formerly known as Rome Wildlife, Inc.) (“Real REMAX Group”), Wildlife Acquisition I Corp., a wholly owned subsidiary of Real REMAX Group (“Merger Sub I”), Wildlife Acquisition II LLC, a wholly owned subsidiary of Real REMAX Group (“Merger Sub II”), 1587802 B.C. Unlimited Liability Company, a wholly owned subsidiary of Real REMAX Group (“Bidco”), and RE/MAX Holdings, Inc. (the “Company”), as amended on June 12, 2026 (as may be further amended, the “Merger Agreement”).

On August 24, 2026 (the “Closing Date”), subject to the terms and conditions set forth in the Merger Agreement, Merger Sub I merged with and into the Company (the “First Merger”), with the Company surviving as a wholly owned subsidiary of Real REMAX Group (“First Step Surviving Company”), and, following the First Merger, the Company merged with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II surviving as a wholly owned subsidiary of Real REMAX Group (the “Surviving Company”).

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.

On the Closing Date, all outstanding amounts under the Second Amended and Restated Credit Agreement dated as of July 21, 2021 (as amended, restated, supplemented or otherwise modified), by and among RMCO, LLC, a Delaware limited liability company, RE/MAX, LLC, a Delaware limited liability company, each of the other loan parties party thereto, JPMorgan Chase Bank, N.A., the financial institutions party thereto, and the other agents, arrangers and bookrunners identified therein, were repaid in full, all outstanding obligations and commitments thereunder were terminated and all related guarantee obligations and liens were released.

At the effective time of the first merger between RIHI, Inc. (“RIHI”) and a subsidiary of the Company, the Tax Receivable Agreement, dated October 7, 2013, by and between the Company and RIHI (the “RIHI TRA”), was terminated in accordance with the Amendment No. 1 to the RIHI TRA, dated April 26, 2026, by and between the Company and RIHI.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Pursuant to the Merger Agreement, after giving effect to the cash/stock election results described below, upon the consummation of the First Merger, which became effective as of 4:25 p.m. Eastern Time on the Closing Date (the “First Merger Effective Time”), each share of Class A common stock, par value $0.0001 per share, of the Company (“Company Class A Common Stock”) issued and outstanding immediately prior to the First Merger Effective Time, including shares of Company Class A Common Stock issued in connection with the mergers (the “RIHI Mergers”) pursuant to and in accordance with the terms of the Agreement and Plan of Merger by and among the Company, Rhino Merger Sub I, Inc., a wholly owned subsidiary of the Company, Rhino Merger Sub II, LLC, a wholly owned subsidiary of the Company, and RIHI (the “RIHI Merger Agreement”) (other than (x) shares of Company Class A Common Stock held by the Company as treasury stock or owned by Real REMAX Group or any subsidiary of Real REMAX Group or Real and (y) Dissenting Shares (as defined in the Merger Agreement)) was converted into either (i) for Cash Electing Shares (as defined in the Merger Agreement), approximately $4.33 per share in cash plus approximately 0.3535 shares of Real REMAX Group Common Stock per share or (ii) for Stock Electing Shares, 0.5150 shares of Real REMAX Group Common Stock (the “Merger Consideration”).

The final cash/stock election results under the Merger Agreement were as follows:

•	Holders of approximately 11,697,333 shares of Company Class A Common Stock outstanding immediately prior to the First Merger Effective Time elected to receive the Stock Election Consideration (as defined in the Merger Agreement).

•	Holders of approximately 18,488,134 shares of Company Class A Common Stock outstanding immediately prior to the First Merger Effective Time elected to receive the Cash Election Consideration (as defined in the Merger Agreement).

•	Holders of approximately 3,699,238 shares of Company Class A Common Stock outstanding immediately prior to the First Merger Effective Time made no election and were treated as though they elected to receive the Stock Election Consideration.

Because the cash election was oversubscribed, the proration procedures described in the Merger Agreement were applied, resulting in the final Merger Consideration described above. As a result of the Business Combination, approximately 14,464,497 shares of Real REMAX Group Common Stock are being issued to former holders of Company Class A Common Stock and approximately 22,098,985 shares of Real REMAX Group Common Stock are being issued to former holders of Real Common Shares. The aggregate cash consideration paid to former holders of Company Class A Common Stock was approximately $80 million.

No fractional shares of Real REMAX Group Common Stock will be issued in the mergers contemplated by the Merger Agreement, and holders of Company Class A Common Stock will receive cash in lieu of any fractional shares of Real REMAX Group Common Stock.

Additionally, pursuant to the terms and subject to the conditions in the Merger Agreement, at the First Merger Effective Time:

•	Each Specified RSU (as defined in the Merger Agreement) that was outstanding immediately prior to the First Merger Effective Time, whether vested or unvested, was canceled and extinguished, and the holder thereof is entitled to receive (subject to any applicable withholding or other taxes, or other amounts required by applicable law to be withheld) a number of shares of Real REMAX Group Common Stock, rounded to the nearest whole share, equal to (x) the product of (i) the number of shares of Company Class A Common Stock subject to such Specified RSU, multiplied by (ii) the Stock Election Exchange Ratio, and (y) an amount in cash equal to any accrued but unpaid dividend equivalents with respect to each Specified RSU. Such consideration will be paid by Real REMAX Group within 10 business days after the First Merger Effective Time.

•	Each Company RSU (as defined in the Merger Agreement) (other than a Specified RSU) that was outstanding and unvested immediately prior to the First Merger Effective Time was converted into that number of New Wildlife RSUs (as defined in the Merger Agreement and referred to herein as a “Real REMAX Group RSU”), rounded to the nearest whole share, equal to the product of (i) the number of shares of Company Class A Common Stock subject to such Company RSU, multiplied by (ii) the Stock Election Exchange Ratio. Any accrued but unpaid dividend equivalents with respect to any such Company RSU was assumed by Real REMAX Group. Each such converted Real REMAX Group RSU is subject to the same terms and conditions as were applicable to the corresponding Company RSU prior to the First Merger Effective Time.

•	Each Specified PSU (as defined in the Merger Agreement) that was outstanding immediately prior to the First Merger Effective Time was canceled and extinguished, and the holder thereof is entitled to receive (subject to any applicable withholding or other taxes, or other amounts required by applicable law to be withheld) a number of shares of Real REMAX Group Common Stock, rounded to the nearest whole share, equal to (x) the product of (i) the number of shares of Company Class A Common Stock subject to such Specified PSU (with such number of shares being based on the attainment of the applicable performance in accordance with the terms of the applicable award agreement), multiplied by (ii) the Stock Election Exchange Ratio, and (y) an amount in cash equal to any accrued but unpaid dividend equivalents with respect to each Specified PSU. Such consideration will be paid by Real REMAX Group within 10 business days after the First Merger Effective Time.

•	Each Company PSU (as defined in the Merger Agreement) (other than a Specified PSU) that was outstanding and unvested immediately prior to the First Merger Effective Time was converted into that number of Real REMAX Group RSUs, rounded to the nearest whole share, equal to the product of (i) the number of shares of Company Class A Common Stock subject to such Company PSU (with such number of shares being based on the attainment of the applicable performance in accordance with the terms of the applicable award agreement), multiplied by (ii) the Stock Election Exchange Ratio. Any accrued but unpaid dividend equivalents with respect to any such Company PSU was assumed by Real REMAX Group. Each such converted Real REMAX Group RSU is subject to the same terms and conditions as were applicable to the corresponding Company PSU prior to the First Merger Effective Time, except that the performance metrics applicable to such Company PSU will not apply from and after the First Merger Effective Time.

•	Each Company Option (as defined in the Merger Agreement), whether vested or unvested, was assumed by Real REMAX Group and converted into an option to purchase, on the same terms and conditions as were applicable under such Company Option, that number of shares of Real REMAX Group Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of Company Class A Common Stock subject to such Company Option, multiplied by (ii) the Stock Election Exchange Ratio, at an exercise price per share of Real REMAX Group Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the per share exercise price for the Company Class A Common Stock subject to such Company Option, by (B) the Stock Election Exchange Ratio; provided, however, that each Company Option with a per share exercise price that is equal to or greater than the Stock Election Consideration (or the Cash Election Consideration, if greater) payable to holders of Company Common Stock (as defined in the Merger Agreement) as of the First Merger Effective Time was cancelled for no consideration.

In connection with the RIHI Mergers, the share of Company Class B Common Stock (as defined in the Merger Agreement) issued and outstanding immediately prior to the effective time of the RIHI Mergers was surrendered to the Company by the holder thereof and, upon such surrender, was cancelled and retired by the Company for no consideration and ceased to exist and is no longer outstanding.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2026, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Mergers, the Company notified the New York Stock Exchange (the “NYSE”) on the Closing Date that each outstanding share of Company Common Stock was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as described under Item 2.01 and requested the NYSE to file a notification of removal from listing and registration on Form 25 with the SEC to remove the Company Common Stock from listing on the NYSE and deregister the Company Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company Common Stock is expected to be suspended from trading on the NYSE effective prior to the opening of trading on August 25, 2026, the day after the Closing Date. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Company Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the execution of the Merger Agreement on April 26, 2026, the Company entered into the RIHI Merger Agreement. On the Closing Date and in connection with the consummation of the RIHI Mergers, each outstanding share of RIHI common stock (the “RIHI Common Stock”) (other than dissenting or cancelled shares) converted into a number of shares of fully paid and nonassessable Company Class A Common Stock equal to the number of common units of RMCO, LLC (the “OpCo Common Units”) held by RIHI divided by the total number of issued and outstanding shares of RIHI Common Stock, in each case. Such shares of Company Class A Common Stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act.

Each share of Company Class A Common Stock issued in connection with the consummation of the RIHI Mergers was converted into the right to receive the Merger Consideration.

The foregoing description of the RIHI Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the RIHI Merger Agreement, a copy of which is included as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 28, 2026, and which is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Mergers, at the First Merger Effective Time, each share of Company Common Stock then outstanding (other than Dissenting Shares or Cancelled Shares (as defined in the Merger Agreement)) was automatically converted into the right to receive the Merger Consideration. Accordingly, at the First Merger Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive such Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the consummation of the Second Merger, a change of control of the Company occurred, and the Company merged with and into Merger Sub II, the separate existence of the Company ceased and Merger Sub II survived as a wholly owned subsidiary of Real REMAX Group.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

At the First Merger Effective Time, each member of the board of directors of the Company resigned as a director of the Company. These resignations were in connection with the Mergers and not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

In addition, at the First Merger Effective Time, Erik Carlson, Karri Callahan, Susan Winders, Tom Flanagan, Victor Lombardo, Travis Saxton, Robert Fuchs and Christopher Lim resigned as officers of the Company and the officers of Merger Sub II immediately prior to the Second Merger Effective Time became the officers of the Surviving Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

By operation of law and in accordance with the Merger Agreement, as of the First Merger Effective Time, the certificate of incorporation and the bylaws of the Company were amended in their entirety to be the same as the certificate of incorporation and the bylaws of Merger Sub I, each as in effect immediately prior to the First Merger Effective Time except to the extent required to include the rights and responsibilities of the First Step Surviving Company under the Merger Agreement, including indemnification and exculpation obligations.

By operation of law and in accordance with the Merger Agreement, as of the time at which the Second Merger became effective (the “Second Merger Effective Time”), the certificate of formation and limited liability company operating agreement of Merger Sub II, as in effect immediately prior to the Second Merger Effective Time, became the certificate of formation and limited liability company operating agreement of the Surviving Company.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
2.1*+	Arrangement Agreement and Plan of Merger, dated as of April 26, 2026, by and among The Real Brokerage Inc., RE/MAX Holdings, Inc., Rome Wildlife, Inc., Wildlife Acquisition I Corp., Wildlife Acquisition II LLC and 1587802 B.C. Unlimited Liability Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026).
2.2*+	Agreement and Plan of Merger, dated as of April 26, 2026, by and among RE/MAX Holdings, Inc., Rhino Merger Sub I, Inc., Rhino Merger Sub II, LLC and RIHI, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026).
104	Cover Page Interactive Data File (formatted as inline XBRL)

* Previously filed.

+ Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted annexes, schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wildlife Acquisition II LLC (as successor by merger to RE/MAX Holdings, Inc.)

Date: August 24, 2026	By:	/s/ Leah Jenkins
Leah Jenkins
Chief Accounting Officer